Exhibit 10.3
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is dated as of the 14th day of December, 2007 and is by and among MISTRAS GROUP, INC. (formerly known as Mistras Holdings Corp.), a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Agent, Co-Lead Bookrunner and L/C Issuer (the “Agent”), JPMORGAN CHASE BANK, N.A., as Co-Lead Bookrunner (“JPMorgan Chase”) and each lender from time to time party hereto (collectively, “Lenders” and individually, a “Lender”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Agent, JPMorgan Chase and the Lenders, are parties to that certain Amended and Restated Credit Agreement dated as of April 23, 2007, effective as of October 31, 2006 (the “Credit Agreement”); and
     WHEREAS, the Borrower has requested the Agent and Lenders to make certain amendments to the Credit Agreement as more fully described herein, and the Agent and Lenders have agreed to do so on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Credit Agreement shall have the same meanings when used herein.
     2. Amendment to Credit Agreement. The following definition appearing in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Funded Debt” means all outstanding liabilities for borrowed money and other interest-bearing liabilities, including current and long term liabilities, but excluding the capital lease between the Borrower and Sotirios Vahaviolos relating to the Borrower’s occupancy of the premises located at 195 Clarksville Road, Princeton Junction, New Jersey.
     3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement and amend the Credit Agreement as provided herein, the Borrower hereby represents and warrants to the Agent and the Lenders that:
          (a) All of the representations and warranties of the Borrower set forth in the Credit Agreement and the Loan Documents are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein.

          (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.
          (c) Since the date of the Borrower’s most recent financial statements delivered to the Agent, other than as may be related to the Lease, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrower, and no event has occurred or failed to occur which has had a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrower.
          (d) The Borrower has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other documents executed in connection herewith (the “Amendment Documents”); each Amendment Document to which the Borrower is a party has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors’ rights generally.
          (e) The execution, delivery and performance of the Amendment Documents by the Borrower will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws of the Borrower, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrower, other than Liens in favor of the Lenders.
          (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Amendment Documents or the transactions contemplated thereby.
     4. No Defenses. The Borrower acknowledges that, as of November 14, 2007, the outstanding principal balance of the Substitute Revolving Credit Note in favor of Bank of America, N.A. was $9,314.90, the outstanding principal balance of the Substitute Revolving Credit Note in favor of JPMorgan Chase was $9,314.90, the outstanding principal balance of the Substitute Term Note in favor of Bank of America, N.A was $11,875,000.00, and the outstanding principal balance of the Substitute Term Note in favor of JPMorgan Chase was $11,875,000.00. The Borrower acknowledges and agrees that as of the date hereof it has no defenses, offsets or counterclaims to its Obligations to the Agent and/or the Lenders under the Credit Agreement or any other Loan Document and hereby waives and releases all claims against the Agent and Lenders with respect to the Obligations and the documents evidencing or securing the same.
     5. Agent and Lender Costs. The Borrower shall reimburse the Agent and Lenders on demand for all costs, including legal fees and expenses incurred in connection with this Agreement and the other Amendment Documents. The Borrower irrevocably authorizes the Agent to charge the Borrower’s Master Account for the amount of such fees and expenses.
     6. No Change. Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement shall continue in full force and effect.
     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.
     8. Counterparts. This Agreement may be signed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.
[Signatures on following pages]

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized representatives to execute and deliver this Agreement as of the day and year first above written.

MISTRAS GROUP, INC.
By:
Name:
Title:

BANK OF AMERICA, N.A., as Agent
By:
	Name:	Matthew Correia
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, Co-Lead Bookrunner and L/C Issuer
By:
	Name:	William T. Franey
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. as a Lender and Co-Lead Bookrunner
By:
Name:
Title:

REAFFIRMATION
     IN WITNESS WHEREOF, each of the undersigned hereby ratifies and reaffirms any and all Loan Documents to which it is party, which shall continue in full force and effect, giving effect to this Agreement, and in each such document the term “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended by this Agreement.

MISTRAS GROUP, INC.
By:
Name:
Title:

QUALITY SERVICES LABORATORIES, INC.
By:
Name:
Title:

CONAM INSPECTION & ENGINEERING SERVICES, INC.
By:
Name:
Title:

PHYSICAL ACOUSTICS CORPORATION
By:
Name:
Title:

CISMIS SPRINGFIELD CORP.
By:
Name:
Title:

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